                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                      Case No.: 396-06840
                                                                      ---------
          Comptronix Corporation
          -----------------------------                     Judge:    Lundin
                                                                      ---------
          -----------------------------
                                                            Chapter 11



Debtor(s)



          MONTHLY OPERATING REPORT FOR MONTH ENDING              5/31/97
                                                     --------------------------

          COMES NOW,               COMPTRONIX CORPORATION
                           ----------------------------------------------------
Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing 1-May-97 and ending 31-May-97 as shown
                  --------            ---------
by the report and exhibits consisting of   13      pages and containing the
                                        ----------
following, as indicated:


              X       Monthly Reporting Questionnaire (Attachment 1)
          ------------

              X       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
          ------------

              X       Summary of Accounts Receivable (Form OPR-3)
          ------------

              X       Schedule of Postpetition Liabilities (Form OPR-4)
          ------------

              X       Statement of Income (Loss) (Form OPR-5)
          ------------



          I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:      6/17/97                           DEBTOR-IN-POSSESSION
     -------------------------

                                             By: /s/ E. Townes Duncan
                                                 -------------------------------

                                             Name & Title: E. Townes Duncan, CEO
                                                          ----------------------

                                             Address: 5123 Virginia Way, C-22
                                                      --------------------------
                                                      Brentwood, TN 37027
                                             -----------------------------------

                                             Telephone Number: (615) 377-3300
                                                               -----------------

                                                                    ATTACHMENT 1
                                                                          PAGE 1


                                 CHAPTER 11
                          MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         Comptronix Corporation
                   -----------------------------------------

CASE NUMBER:       396-06840
                   -----------------------------------------

MONTH OF:          May 1997
                   -----------------------------------------


1.    Payroll      State the amount of all executive wages paid and taxes
                   withheld and paid.

                                                        Wages Paid                          Taxes
      Name and Title                          --------------------------------   ----------------------------
      of Executive                                 Gross             Net             Due            Paid
      -------------                           ----------------  --------------   -------------  -------------


      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      Total Executive Payroll:                       -                 -              -              -
                              -------------------------------------------------------------------------------



2.    Insurance    Are all premium payments current?  yes   Please detail
coverages in effect below. If any coverages have been changed or renewed, please attach binder or certicate.


                                                                                                                  Date
                                 Name of         Coverage                         Expiration      Premium       Coverage
          Type                   Carrier          Amount          Policy #           Date         Amounts       Pd. Thru
          ----               ---------------------------------  --------------   -------------  -------------  -----------
      Casualty
                             ---------------------------------------------------------------------------------------------

      Workers' comp
                             ---------------------------------------------------------------------------------------------

      General liab.
                             ---------------------------------------------------------------------------------------------

      Vehicle
                             ---------------------------------------------------------------------------------------------

      Other (specify):

      D&O                    St. Paul Surplus      $3,000,000      SD05500726       7/1/97          $128,400        7/1/97
      --------------------------------------------------------------------------------------------------------------------
      Excess D&O             Tamarack Amer         $2,000,000      TDX9823938       7/1/97          $ 64,200        7/1/97
      --------------------------------------------------------------------------------------------------------------------
      Excess Workers' Comp   Midwest Employ        $2,000,000      4400-SA-AL       7/1/98          $ 41,920        7/1/97
      --------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT 1
                                                                          PAGE 2


                                  CHAPTER 11

                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:          Comptronix Corporation
                    ------------------------------

CASE NUMBER:        396-06840
                    ------------------------------

MONTH OF:           May 1997
                    ------------------------------

3.    Bank Accounts                                                       Account Type
      -------------                       ------------------------------------------------------------------------------
                                           Operating      Int Bearing       Payroll          Other            Total
                                          -------------  ---------------  -------------   -------------   --------------
                                                                                            Lockbox
      Bank name                           Amsouth           Amsouth       Amsouth         NationsBank
                                          -------------  ---------------  -------------   -------------
      Account #                               2,791,862    5,300,426,253      2,791,870     102,321,446
                                          -------------  ---------------  -------------   -------------

      Beginning book balance                    169,622        4,163,462              -               -        4,333,084
                                          -------------  ---------------  -------------   -------------   --------------

      Plus:  Deposits                                                                 -               -                -
                                          -------------  ---------------  -------------   -------------   --------------
         (Attach detailed listing)

      Less:  Disbursements                       20,320                -              -               -           20,320
                                          -------------  ---------------  -------------   -------------   --------------
         (Attach detailed listing)

      Other:

         Transfers In (Out)                           -                               -               -                -
                                          -------------  ---------------  -------------   -------------   --------------

      Ending book balance                       149,302        4,163,462              -               -        4,312,764
                                          -------------  ---------------  -------------   -------------   --------------




4.    Postpetition Payments               List any postpetition payments to
      professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary).


      Payments To/On                                         Amount           Date          Check #        Order Date
      -------------------------------------------------  ---------------  -------------   -------------   --------------

      Professionals (attorneys, accountants, etc.):


      -------------------------------------------------  ---------------  -------------   -------------   --------------
      -------------------------------------------------  ---------------  -------------   -------------   --------------
      -------------------------------------------------  ---------------  -------------   -------------   --------------
      -------------------------------------------------  ---------------  -------------   -------------   --------------
      -------------------------------------------------  ---------------  -------------   -------------   --------------
      -------------------------------------------------  ---------------  -------------   -------------   --------------

      Prepetition debts:       (Payment to secured creditor)

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

                                                                ATTACHMENT 1
                                                                      PAGE 3

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   --------------------------------------------

CASE NUMBER:       396-06840
                   --------------------------------------------

MONTH OF:          May 1997
                   --------------------------------------------


BANK NAME:         Amsouth Operating                   ACCOUNT #:    2791862
                   ------------------------------------          --------------


Detail of Receipts:

   Date                         Received from                               Explanation                      Amount
------------       -----------------------------------------  ----------------------------------------  -----------------

------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------

                                                              *  Must agree to "Deposits" line of
Total Receipts                   -             *              Item 3 on Attachment 1 (Page 2).
                   -----------------------------


                                                                    ATTACHMENT 1
                                                                          PAGE 3

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         Comptronix Corporation

                   -----------------------------------------------

CASE NUMBER:       396-06840
                   -----------------------------------------------

MONTH OF:          May 1997
                   -----------------------------------------------


BANK NAME:         AmSouth Interest Bearing Account      ACCOUNT #:  5300426253
                   --------------------------------------            ----------


Detail of Receipts:


   Date                         Received from                              Explanation                       Amount
------------       ----------------------------------------   --------------------------------------   ------------------
                                                                                                                  -
------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------

                                                              *  Must agree to "Deposits" line of
Total Receipts                  *              *              Item 3 on Attachment 1 (Page 2).
                   -----------------------------

                                                                    ATTACHMENT 1
                                                                          PAGE 4


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:          Comptronix Corporation
                    --------------------------------------------

CASE NUMBER:        396-06840
                    --------------------------------------------

MONTH OF:           May 1997
                    --------------------------------------------


BANK NAME:          Amsouth Operating                  ACCOUNT #:   2791862
                    --------------------------------              --------------


Detail of Disbursements:


    Date                Check #                              Paid To/In Payment Of                            Amount
-------------       ----------------   ------------------------------------------------------------------   ------------
                    See attached listing
-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------

                                                                            * Must agree to "Disbursements" line
Total Disburesements                              20,320.44*                of Item 3 on Attachment 1  (Page 2).
                                    -----------------------

                                                                    Cash


                                                                                  169,621.72

          5/5/97   4178    Corporate Communications         6,755.00  x           162,866.72
         5/13/97   4179    Gullett Sanford Robinson         5,687.56  x           157,179.16
         5/13/97   4180    ADP/ICS                          3,860.28  x           153,318.88
         5/13/97   4181    Kristi Hester                      500.00              152,818.88
         5/27/97   5182    U.S. Trustee                     1,500.00              151,318.88
         5/27/97   5183    Smith Barney                       120.00              151,198.88
         5/27/97   5184    Kristi Hester                    1,000.00              150,198.88
         5/27/97   5185    Cellular One                        98.80              150,100.08
         5/27/97   4186    Bowne of Atlanta                   766.80              149,333.28
         5/27/97   4187    US Post Office                      32.00              149,301.28


                                                           20,320.44       0.00

                                                                    ATTACHMENT 1
                                                                          PAGE 4


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         Comptronix Corporation
                   -----------------------------------------------

CASE NUMBER:       396-06840
                   -----------------------------------------------

MONTH OF:          May 1997
                   -----------------------------------------------


BANK NAME:         AmSouth Interest Bearing Account       ACCOUNT #: 5300426253
                   ---------------------------------------          -----------


Detail of Disbursements:

    Date              Check #                            Paid To/In Payment Of                               Amount
-------------      ---------------   ---------------------------------------------------------------   ------------------

-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------

                                                                              * Must agree to "Disbursements" line
Total Disburesements                           -         *                      of Item 3 on Attachment 1  (Page 2).
                                  ----------------------


CASE NAME:     Comptronix Corporation                COMPARATIVE BALANCE SHEETS
               ------------------------

CASE NUMBER:   396-06840                             MONTH ENDED:       5/31/97
               ------------------------                          --------------

                                                FILING
                                                 DATE         MONTH         MONTH         MONTH
                                                8/8/96       9/29/96       10/27/96     11/24/96
                                              -----------   -----------   -----------   ---------
ASSETS

CURRENT ASSETS

    Cash                                             --         910,343     1,067,914   5,352,153
                                              -----------   -----------   -----------   ---------

    Other negotiable instruments (i.e
        CD's, Treasury bills, etc.)                  --            --            --          --
                                              -----------   -----------   -----------   ---------

    Accounts receivable, net (See OPR-3)        6,178,018     6,960,493     6,641,386     539,349
                                              -----------   -----------   -----------   ---------

        Less allowance for doubtful accounts     (267,662)     (120,331)     (124,331)       --
                                              -----------   -----------   -----------   ---------

    Inventory, at lower of cost or market      14,077,309     9,802,242     4,085,577        --
                                              -----------   -----------   -----------   ---------

    Prepaid expenses and deposits               1,706,757     1,220,618     1,191,303     623,174
                                              -----------   -----------   -----------   ---------

    Investments                                     3,024         3,024         3,024       3,024
                                              -----------   -----------   -----------   ---------

    Other: OTHER RECEIVABLE                       200,450       755,260       728,748     468,870
           ----------------                   -----------   -----------   -----------   ---------

        TOTAL CURRENT ASSETS                   21,897,895    19,531,649    13,593,621   6,986,570
                                              -----------   -----------   -----------   ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST         40,764,692    40,784,390    34,810,623        --
                                              -----------   -----------   -----------   ---------

    Less accumulated depreciation              27,101,242    27,712,523    28,012,084        --
                                              -----------   -----------   -----------   ---------

        NET PROPERTY, PLANT AND EQUIPMENT      13,663,449    13,071,867     6,798,539        --
                                              -----------   -----------   -----------   ---------

OTHER ASSETS

    DEFERRED FINANCING COSTS            *       1,017,907       972,157          --          --
    -------------------------------------     -----------   -----------   -----------   ---------

    ASSETS HELD FOR SALE                *          38,227        38,227          --          --
    -------------------------------------     -----------   -----------   -----------   ---------


        TOTAL ASSETS                           36,617,479    33,613,900    20,392,160   6,986,570
                                              -----------   -----------   -----------   ---------



                                                 MONTH     MONTH      MONTH      MONTH      MONTH      MONTH
                                               12/31/96    2/2/97    2/28/97    3/30/97    4/30/97    5/31/97
                                              ---------  ---------  ---------  ---------  ---------  ---------
CURRENT ASSETS
    Cash                                      4,310,109  4,225,864  4,258,693  4,294,683  4,333,083  4,312,764
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Other negotiable instruments (i.e
        CD's, Treasury bills, etc.)
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Accounts receivable, net (See OPR-3)        504,605    504,605    504,605    504,605    504,605    504,605
                                              ---------  ---------  ---------  ---------  ---------  ---------

        Less allowance for doubtful accounts
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Inventory, at lower of cost or market
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Prepaid expenses and deposits               621,174    621,174    597,776    597,776    364,728    364,728
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Investments                                   3,024      3,024      3,024      3,024      3,024      3,024
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Other: OTHER RECEIVABLE                     464,247    464,247    464,247    464,247    464,247    464,247
                                              ---------  ---------  ---------  ---------  ---------  ---------

        TOTAL CURRENT ASSETS                  5,903,159  5,818,914  5,828,345  5,864,335  5,669,687  5,649,368
                                              ---------  ---------  ---------  ---------  ---------  ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST
                                              ---------  ---------  ---------  ---------  ---------  ---------

    Less accumulated depreciation
                                              ---------  ---------  ---------  ---------  ---------  ---------

        NET PROPERTY, PLANT AND EQUIPMENT
                                              ---------  ---------  ---------  ---------  ---------  ---------

OTHER ASSETS

    DEFERRED FINANCING COSTS*
                                              ---------  ---------  ---------  ---------  ---------  ---------

    ASSETS HELD FOR SALE*
                                              ---------  ---------  ---------  ---------  ---------  ---------

        TOTAL ASSETS                          5,903,159  5,818,914  5,828,345  5,864,335  5,669,687  5,649,368
                                              ---------  ---------  ---------  ---------  ---------  ---------


* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME:  Comptronix Corporation                   COMPARATIVE BALANCE SHEETS
            ---------------------

CASE NUMBER:   396-06840                             MONTH ENDED:       5/31/97
               ------------------                                --------------

                                             FILING
                                              DATE          MONTH         MONTH         MONTH
                                             8/8/96        9/29/96       10/27/96      11/24/96
                                           ------------  ------------  -------------  -----------
LIABILITIES

    POST PETITION LIABILITIES (See OPR-4)         --       1,280,695     1,965,257     1,435,848

    Miscellaneous Accruals                     470,411          --            --            --

    PRE PETITION LIABILITIES
       Priority debt                              --            --            --            --
                                          ------------  ------------  ------------  ------------

       Secured debt                         14,312,340    12,574,884    12,220,823          --
                                          ------------  ------------  ------------  ------------

       Unsecured debt                       41,103,974    41,878,875    41,380,756    39,953,764
                                          ------------  ------------  ------------  ------------

         TOTAL PRE PETITION LIABILITIES     55,416,314    54,453,759    53,601,578    39,953,764
                                          ------------  ------------  ------------  ------------

               TOTAL LIABILITIES            55,886,725    55,734,454    55,566,835    41,389,613
                                          ------------  ------------  ------------  ------------


SHAREHOLDERS' EQUITY (DEFICIT)

    PREFERRED STOCK                         19,964,001    20,013,911    20,013,911    14,101,603
                                          ------------  ------------  ------------  ------------

    COMMON STOCK                               132,984       132,984       132,984       140,374
                                          ------------  ------------  ------------  ------------

    PAID-IN CAPITAL                         29,784,050    29,793,880    29,798,794    35,703,712
                                          ------------  ------------  ------------  ------------

    RETAINED EARNINGS
       Through filing date                 (69,150,281)  (69,150,281)  (69,150,281)  (69,150,281)
                                          ------------  ------------  ------------  ------------

       Post filing date                           --      (2,911,048)  (15,970,083)  (15,198,452)
                                          ------------  ------------  ------------  ------------

         TOTAL SHAREHOLDERS'EQUITY         (19,269,246)  (22,120,554)  (35,174,675)  (34,403,043)
                                          ------------  ------------  ------------  ------------

            TOTAL LIABILITIES AND
               SHAREHOLDERS' EQUITY         36,617,479    33,613,900    20,392,160     6,986,570
                                          ------------  ------------  ------------  ------------





                                               MONTH         MONTH        MONTH          MONTH         MONTH         MONTH
                                             12/31/96       2/2/97       3/2/97         3/30/97       4/30/97       5/31/97
                                           ------------  ------------  -------------  -----------  ------------  ------------
LIABILITIES
    POST PETITION LIABILITIES (See OPR-4)      512,478       590,909       590,909       590,909       590,909       590,909

    Miscellaneous Accruals                        --            --            --            --            --            --

    PRE PETITION LIABILITIES
       Priority debt                              --            --            --            --            --            --
                                          ------------  ------------  ------------  ------------  ------------  ------------

       Secured debt                               --            --            --            --            --            --
                                          ------------  ------------  ------------  ------------  ------------  ------------

       Unsecured debt                       40,053,699    39,953,257    39,953,257    39,953,257    39,953,257    39,953,257
                                          ------------  ------------  ------------  ------------  ------------  ------------

         TOTAL PRE PETITION LIABILITIES     40,053,699    39,953,257    39,953,257    39,953,257    39,953,257    39,953,257
                                          ------------  ------------  ------------  ------------  ------------  ------------


               TOTAL LIABILITIES            40,566,177    40,544,166    40,544,166    40,544,166    40,544,166    40,544,166
                                          ------------  ------------  ------------  ------------  ------------  ------------

SHAREHOLDERS' EQUITY (DEFICIT)

    PREFERRED STOCK                         14,101,603    14,101,603    14,101,603    14,101,603    14,101,603    14,101,603
                                          ------------  ------------  ------------  ------------  ------------  ------------

    COMMON STOCK                               140,374       140,374       140,374       140,374       140,374       140,374
                                          ------------  ------------  ------------  ------------  ------------  ------------

    PAID-IN CAPITAL                         35,703,712    35,703,712    35,703,712    35,703,712    35,703,712    35,703,712
                                          ------------  ------------  ------------  ------------  ------------  ------------

    RETAINED EARNINGS

       Through filing date                 (69,150,281)  (69,150,281)  (69,150,281)  (69,150,281)  (69,150,281)  (69,150,281)
                                          ------------  ------------  ------------  ------------  ------------  ------------

       Post filing date                    (15,458,427)  (15,520,660)  (15,511,229)  (15,475,239)  (15,669,887)  (15,690,207)
                                          ------------  ------------  ------------  ------------  ------------  ------------


         TOTAL SHAREHOLDERS'EQUITY         (34,663,018)  (34,725,252)  (34,715,821)  (34,679,831)  (34,874,479)  (34,894,798)
                                          ------------  ------------  ------------  ------------  ------------  ------------

            TOTAL LIABILITIES AND
               SHAREHOLDERS' EQUITY          5,903,159     5,818,914     5,828,345     5,864,335     5,669,687     5,649,368
                                          ------------  ------------  ------------  ------------  ------------  ------------

CASE NAME:    Comptronix Corporation             SUMMARY OF ACCOUNTS RECEIVABLE
              ---------------------------

CASE NUMBER:       396-06840                    MONTH ENDED:       5/31/97
                   ----------------------                   -------------------



                                                                           0-30           31-60         61-90           OVER
                                                      TOTAL                DAYS           DAYS           DAYS         90 DAYS
                                                    ---------          -------------  -------------  ------------   ------------
DATE OF FILING:                    8/8/96           6,178,018              3,112,009      2,245,054       525,722        295,234
                   ----------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (267,662)                                                         (267,662)
                                                    ---------          -------------  -------------  ------------   ------------


MONTH:        August - Ending 8/25/96               6,759,103              3,659,066      1,892,451       929,043        278,543
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (271,662)                                                          (271,662)
                                                    ---------          -------------  -------------  ------------   ------------


MONTH:        September - Ending 9/29/96            6,960,493              3,688,742      1,961,765     1,012,861        297,126
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (120,331)                                                          (120,331)
                                                    ---------          -------------  -------------  ------------   ------------


MONTH:        October - Ending 10/27/96             6,641,386              3,558,288      1,858,472     1,088,644        135,982
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (124,331)                                                          (124,331)
                                                    ---------          -------------  -------------  ------------   ------------


MONTH:        November - Ending 11/24/96              539,349                 34,744                                     504,605
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                                    ---------          -------------  -------------  ------------   ------------

MONTH:        December - Ending 12/31/96              504,605                                                            504,605
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                                    ---------          -------------  -------------  ------------   ------------


MONTH:        January - Ending 2/2/97                 504,605                                                            504,605
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                                    ---------          -------------  -------------  ------------   ------------

MONTH:        May 1997                                504,605                                                            504,605
              ---------------------------           ---------          -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                                    ---------          -------------  -------------  ------------   ------------


NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

CASE NAME:     Comptronix Corporation      SCHEDULE OF POST PETITION LIABILITIES
               ----------------------

CASE NUMBER:        396-06840             MONTH ENDED:          5/31/97
                    ----------                        -------------------------

                                                            DATE             DATE             TOTAL               0-30
                                                          INCURED            DUE               DUE                DAYS
                                                        -------------   ---------------  ----------------   ----------------

TAXES PAYABLE

     Federal/State Income Tax Withholding
                                                        -------------   ---------------  ----------------   ----------------

     FICA
                                                        -------------   ---------------  ----------------   ----------------

     Unemployment Tax
                                                        -------------   ---------------  ----------------   ----------------

     Sales Tax
                                                        -------------   ---------------  ----------------   ----------------

     Personal Property Tax
                                                        -------------   ---------------  ----------------   ----------------

         TOTAL TAXES PAYABLE
                                                        -------------   ---------------  ----------------   ----------------

POSTPETITION SECURED DEBT
                                                        -------------   ---------------  ----------------   ----------------

POSTPETITION UNSECURED DEBT
                                                        -------------   ---------------  ----------------   ----------------

ACCRUED INTEREST PAYABLE
                                                        -------------   ---------------  ----------------   ----------------


TRADE ACCOUNTS PAYABLE & OTHER:
     (list separately*)

           Miscellaneous Accruals                          Various          Various            590,909.00         590,909.00
     --------------------------------------             -------------   ---------------  ----------------   ----------------


     --------------------------------------             -------------   ---------------  ----------------   ----------------


     --------------------------------------             -------------   ---------------  ----------------   ----------------


     --------------------------------------             -------------   ---------------  ----------------   ----------------


     --------------------------------------             -------------   ---------------  ----------------   ----------------


     TOTALS                                                                                    590,909.00         590,909.00
                                                        -------------   ---------------  ----------------   ----------------


                                                             31-60           61-90           OVER
                                                              DAYS           DAYS          90 DAYS
                                                         --------------  -------------  --------------
TAXES PAYABLE

     Federal/State Income Tax Withholding
                                                         --------------  -------------  --------------

     FICA
                                                         --------------  -------------  --------------

     Unemployment Tax
                                                         --------------  -------------  --------------

     Sales Tax
                                                         --------------  -------------  --------------

     Personal Property Tax
                                                         --------------  -------------  --------------

         TOTAL TAXES PAYABLE
                                                         --------------  -------------  --------------

POSTPETITION SECURED DEBT
                                                         --------------  -------------  --------------

POSTPETITION UNSECURED DEBT
                                                         --------------  -------------  --------------

ACCRUED INTEREST PAYABLE
                                                         --------------  -------------  --------------


TRADE ACCOUNTS PAYABLE & OTHER:
     (list separately*)

           Miscellaneous Accruals
     --------------------------------------              --------------  -------------  --------------


     --------------------------------------              --------------  -------------  --------------


     --------------------------------------              --------------  -------------  --------------


     --------------------------------------              --------------  -------------  --------------


     --------------------------------------              --------------  -------------  --------------

     TOTALS
                                                         --------------  -------------  --------------

*    Attach separate page if necessary.

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:  Comptronix Corporation                   STATEMENT OF INCOME (LOSS)
            -----------------------

CASE NUMBER:    396-06840                          MONTH ENDED:    5/31/97
                -------------------                            ----------------


                                                   MONTH         MONTH       MONTH        MONTH       MONTH        MONTH
                                                 SEPTEMBER     OCTOBER      NOVEMBER    DECEMBER     JANUARY      FEBRUARY
                                                ------------  -----------  ---------   -----------  ----------  -----------

NET REVENUE (INCOME)                               4,658,022    3,345,428     394,765
                                                ------------  -----------  ----------  -----------  ----------  -----------

COST OF GOODS SOLD

    Material                                       3,136,107    3,990,275     311,460
                                                ------------  -----------  ----------  -----------  ----------  -----------

    Labor-Direct                                     646,885      426,149     101,695
                                                ------------  -----------  ----------  -----------  ----------  -----------

    Manufacturing Overhead                         1,016,584      421,596     359,434      181,779
                                                ------------  -----------  ----------  -----------  ----------  -----------

       TOTAL COST OF GOODS SOLD                    4,799,576    4,838,019     772,589      181,779
                                                ------------  -----------  ----------  -----------  ----------  -----------

GROSS PROFIT                                        (141,554)  (1,492,591)   (377,824)    (181,779)
                                                ------------  -----------  ----------  -----------  ----------  -----------

OPERATING EXPENSES
    Selling and Marketing
                                                ------------  -----------  ----------  -----------  ----------  -----------

    General and Administrative                       461,869      321,931     374,387      105,959     (62,233)       9,431
                                                ------------  -----------  ----------  -----------  ----------  -----------

    Other:  Amortization and Misc.                   997,222        1,174     (33,218)     (27,763)
            -----------------------             ------------  -----------  ----------  -----------  ----------  -----------

       TOTAL OPERATING EXPENSES                    1,459,091      323,105     341,169       78,196
                                                ------------  -----------  ----------  -----------  ----------  -----------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES OR EXTRAORDINARY EXPENSES               (1,600,645)  (1,815,697)   (718,992)    (259,975)    (62,233)       9,431
                                                ------------  -----------  ----------  -----------  ----------  -----------

INTEREST EXPENSE                                      (4,926)     117,062     (85,355)
                                                ------------  -----------  ----------  -----------  ----------  -----------

DEPRECIATION                                         302,589      299,561
                                                ------------  -----------  ----------  -----------  ----------  -----------

LOSS ON SALE OF ASSETS (EST)                       9,854,558               (1,405,268)
                                                ------------  -----------  ----------  -----------  ----------  -----------

PREFERRED DIVIDENDS (ACCRUAL)                        (49,910)
                                                ------------  -----------  ----------  -----------  ----------  -----------


    NET INCOME                                   (11,702,955)  (2,232,319)    771,631     (259,975)    (62,233)       9,431
                                                ------------  -----------  ----------  -----------  ----------  -----------



                                                                                        FILING
                                                   MONTH       MONTH       MONTH       TO DATE
                                                   MARCH       APRIL        MAY
                                                -----------  ----------  ----------  ------------
NET REVENUE (INCOME)                                                                   10,548,753
                                                 ----------  ----------  ----------  ------------

COST OF GOODS SOLD

    Material                                                                            8,879,226
                                                 ----------  ----------  ----------  ------------

    Labor-Direct                                                                        1,402,177
                                                 ----------  ----------  ----------  ------------

    Manufacturing Overhead                                                              3,444,348
                                                 ----------  ----------  ----------  ------------

       TOTAL COST OF GOODS SOLD                                                        13,725,751
                                                 ----------  ----------  ----------  ------------

GROSS PROFIT                                                                           (3,176,998)
                                                 ----------  ----------  ----------  ------------

OPERATING EXPENSES
    Selling and Marketing                                                                       -
                                                 ----------  ----------  ----------  ------------

    General and Administrative                       35,990 (194,647.16)    (20,320)    1,581,571
                                                 ----------              ----------  ------------

    Other:  Amortization and Misc.                                                        979,561
            -----------------------              ----------  ----------  ----------  ------------

       TOTAL OPERATING EXPENSES                                                         2,792,911
                                                 ----------  ----------  ----------  ------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES OR EXTRAORDINARY EXPENSES                  35,990    (194,647)    (20,320)   (6,201,688)
                                                 ----------  ----------  ----------  ------------

INTEREST EXPENSE                                                                          199,567
                                                 ----------  ----------  ----------  ------------

DEPRECIATION                                                                              789,752
                                                 ----------  ----------  ----------  ------------

LOSS ON SALE OF ASSETS (EST)                                                            8,449,290
                                                 ----------  ----------  ----------  ------------

PREFERRED DIVIDENDS (ACCRUAL)                                                              49,910
                                                 ----------  ----------  ----------  ------------


    NET INCOME                                       35,990    (194,647)    (20,320)  (15,690,206)
                                                 ----------  ----------  ----------  ------------